UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 14, 2007
Quiksilver, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14229 (Commission File Number)	33-0199426 (IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)		92649 (Zip Code)
Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure
     On September 14, 2007, Quiksilver, Inc. (“Quiksilver”) and its indirect, wholly-owned subsidiary Rossignol Ski Company, Inc. (“Rossignol”), completed the acquisition of the 36.36% minority equity interest in Roger Cleveland Golf Company, Inc. (“Cleveland”) pursuant to the previously announced Stock Purchase Agreement with Laurent Boix-Vives, a former director of Quiksilver, Jeannine Boix-Vives, Christine Simon and Sylvie Bernard (collectively, the “Boix-Vives Family”), and Services Expansion International, a French Société par actions simplifiée wholly-owned by the Boix-Vives Family. As a result, Cleveland is now a wholly-owned subsidiary of Rossignol.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2007	Quiksilver, Inc. (Registrant)
	By:	/s/ Charles S. Exon
Charles S. Exon
Executive Vice-President, Business & Legal Affairs, Secretary and General Counsel

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